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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) FEBRUARY 18, 1997
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                                  GRAPHIX ZONE, INC.
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                (Exact name of registrant as specified in its charter)



     DELAWARE                        0-28676                  33-067932
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(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                 File Number)           Identification No.)



42 CORPORATE PARK, SUITE 200, IRVINE, CALIFORNIA                 92606
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (714) 833-3838
                                                   -----------------------------
                          Not Applicable
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   (Former name or former address, if changed since last report)





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ITEM 9.        SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                    On February 18, 1997, Graphix Zone, Inc., a Delaware corporation (the "Company"), became obligated to issue 3,025 shares of Series B Convertible Preferred Stock (the "Series B Shares") and accompanying warrants (the "Series B Warrants") to purchase up to 221,204 shares of the Company's Common Stock. The Series B Shares and Series B Warrants were issued on February 24, 1997 in a private equity offering to six accredited foreign investors (the "Investors") pursuant to Exchange Agreements entered into between the Company and each of the Investors.

                    The Series B Shares and Series B Warrants were not registered under the Securities Act of 1933 (the "Securities Act") in reliance upon Regulation S under the Securities Act. The Exchange Agreements contain representations and warranties by each Investor which state, among other things, that the Investor is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations of the Securities Act by reason of Rule 501(a)(3), that the Investor is not a "U.S. person" as that term is defined in Regulation S, that no offer to purchase the Series B Shares or Series B Warrants was made by the Investor in the U.S. and that the Investor has not entered into any prearranged transaction with any person in the U.S. for the sale or other transfer of the Series B Shares or Series B Warrants.

                    In addition, the Exchange Agreements provide for, among other things, the issuance of the Series B Shares and Series B Warrants in exchange for the cancellation of 3,025 shares of Series A Convertible Preferred Stock (the "Series A Shares") and accompanying warrants (the "Series A Warrants") to purchase up to 221,204 shares of the Company's Common Stock, which Series A Shares and Series A Warrants previously were issued to the Investors in a private equity offering made under Regulation D under the Securities Act. The Series A Shares and Series A Warrants were issued by the Company on September 25 and November 1, 1996 and on January 31, 1997 in exchange for cash consideration, net of offering expenses, of $2,355,948. Tanner Unman Securities acted as placement agent, was paid a commission of 11.5% of the gross proceeds and was reimbursed for certain expenses. The proceeds from the sale of Series A Shares and Series A Warrants have been and will be used as working capital to fund the development of future CD-ROM and DVD-ROM products, and other costs associated with the growth and expansion of the Company.

                    Holders of the Series B Shares have the right, at their option, to convert their shares into shares of Common Stock at any time at the conversion rate then in effect. If not previously converted, all Series B Shares are automatically convertible into shares of Common Stock two years after their issuance.

                    Each Series B Share is convertible into a number of shares of Common Stock equal to $1,000 divided by the lesser of (a) 80% of the average closing bid price of the Company's Common Stock on the five trading days preceding the conversion or (b) $3.375. Based upon closing bid prices as of February 28, 1997, each Series B Share is convertible into approximately 595 shares of Common Stock. No fractional share or scrip will be issued upon conversion of the Series B Shares. Rather, shares will be rounded up to the nearest whole share.

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                    The conversion rate for Series B Shares will be
appropriately adjusted if the Company (a) pays a dividend or makes a distribution on its shares of Common Stock (but not the Series B Shares) which is paid or made in shares of Common Stock, (b) subdivides or reclassifies its outstanding shares of Common Stock, (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (d) issues shares of Common Stock, or issues rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock), or (e) distributes to all holders of its Common Stock evidences of its indebtedness or assets (excluding any dividend paid in cash out of legally available funds) subject to the limitation that adjustments by reason of any of the foregoing need not be made until they result in a cumulative change in the conversion rate of at least five percent (5%). The conversion rate will not be adjusted upon the conversion of shares of Series B Shares or exercise of presently outstanding stock options or warrants.

                    In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the surviving corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation, there will be no adjustment of the conversion rate of the Series B Shares, but each holder of Series B Shares then outstanding will have the right thereafter to convert such shares into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such shares been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance. In the case of a cash merger of the Company into another corporation or any other cash transaction of the type mentioned above, the effect of these provisions would be that the conversion features of the Series B Shares would thereafter be limited to converting the Series B Shares at the conversion rate in effect at such time into the same amount of cash per share that such holder would have received had such holder converted the Series B Shares into Common Stock immediately prior to the effective date of such cash merger or transaction. Depending upon the terms of such cash merger or transaction, the aggregate amount of cash so received in conversion could be more or less than the liquidation preference of the Series B Shares.

                    The Series B Shares may be converted at any time upon surrender of the stock certificate at the offices of the Company. Shares of Common Stock issued upon conversion will be fully paid and non-assessable.

                    The Series B Warrants are exercisable in whole or in part at any time prior to January 31, 2000 at an exercise price of $2.50 per share, subject to adjustment for reorganization, consolidation, merger and certain extraordinary events. Alternatively, a Series B Warrantholder may elect to exercise the Series B Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value of the Series B Warrant, or any part thereof.

                    The number of shares of Common Stock to be issued to a Series B Warrantholder based upon the net issuance value of a Series B Warrant is equal to the number of shares of Common Stock as to which the Series B Warrant is to be exercised, multiplied by the difference between (i) the current fair market value of one share of Common Stock calculated as of the last trading day

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immediately preceding the exercise of the Series B Warrant and (ii) the exercise price, and divided by the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of the Series B Warrant. The current fair market value of one share of Common Stock as of a specified date is the average of the closing bid prices of the Common Stock on the date of exercise of the Series B Warrant and on the preceding four business days.

                    Notwithstanding the preceding discussions regarding the conversion of the Series B Shares and the exercise of the Series B Warrants, the Certificate of Designations of Series B Convertible Preferred Stock provides that in no event shall a holder of Series B Shares or Series B Warrants be entitled to convert the Series B Shares or exercise the Series B Warrants to acquire a number of shares of Common Stock in excess of that number which would result in the holder's beneficial ownership at any time of more than 4.9% of the Company's Common Stock.

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                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GRAPHIX ZONE, INC.


Date: March 5, 1997                     By: /s/NORMAN H. BLOCK
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                                               Norman H. Block, President







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                                    EXHIBIT INDEX

Exhibit No.                             Description
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    3.1       Certificate of Designations of Series B Convertible
              Preferred Stock of the Company

    10.1      Form of Stock Subscription Agreement among the
              Company and each of six private placement investors (1)

    10.2 Form of Common Stock Purchase Warrants for shares of the Company's Common Stock among the Company and each of six private placement investors (1)

    10.3 Form of Registration Rights Agreement among the Company and each of six private placement investors (1)

    10.4 Form of Amendment No. 1 to Registration Rights Agreement between the Company and each of six private placement investors

    10.5 Form of Amendment Agreement between the Company and each of six private placement investors

    10.6 Form of Exchange Agreement between the Company and each of six private placement investors

    10.7 Form of Escrow Agreement between the Company and each of six private placement investors

    10.8 Form of Common Stock purchase Warrants, Class B for shares of the Company's Common Stock among the Company and each of six private placement investors

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(1)   Filed as an exhibit to the Company's Form 10-Q for the quarterly period ended September 30, 1996, and incorporated herein by reference.


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